UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-10083

Excelsior Multi-Strategy Hedge Fund of Funds, LLC

(Exact name of registrant as specified in charter)

225 High Ridge Road

Stamford, CT 06905

(Address of principal executive offices) (Zip code)

Steven L. Suss

Merrill Lynch Alternative Investments LLC

225 High Ridge Road

Stamford, CT 06905

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 637-2587

Date of fiscal year end: March 31

Date of reporting period: December 31, 2013

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Consolidated Schedule of Investments

Excelsior Multi-Strategy Hedge Fund of Funds, LLC

Consolidated Schedule of Investments (Unaudited)

December 31, 2013

						First
	First			% of	% Ownership	Available
	Acquisition		Fair	Net	of Portfolio	Redemption
Portfolio Funds *	Date	Cost	Value**	Assets	Funds	Date ***	Liquidity ****

Event Driven/Relative Value
Anchorage Capital Partners Offshore, Ltd.	1/1/2012	$3,360,318	7,184,014	2.39%	0.12%	N/A	Quarterly
Archview Fund, L.P.	10/1/2012	10,000,000	11,529,527	3.83%	4.75%	N/A	Quarterly
Aristeia Partners, L.P.	4/1/2008	537,502	11,256,605	3.74%	2.02%	N/A	Quarterly
Beach Point Total Return Offshore Fund II, Ltd.	12/1/2013	3,000,000	3,036,397	1.01%	0.15%	N/A	Quarterly
Canyon Value Realization Fund, L.P. (1)	7/1/2003	-	303,424	0.10%	0.01%	N/A	(2)
COMAC Global Macro Fund, Ltd.	3/1/2012	11,000,000	10,558,111	3.51%	0.82%	N/A	Monthly
Double Black Diamond, Ltd.	1/1/2012	9,804,037	11,758,825	3.90%	0.38%	N/A	Annually
Drake Global Opportunities Fund, L.P. (1)	4/1/2009	-	18,599	0.01%	0.05%	N/A	(3)
Farallon Capital Partners, L.P. (1)	11/1/2004	-	4,740,000	1.57%	0.09%	N/A	(2)
Fore Multi-Strategy Offshore Fund, Ltd.	9/1/2012	10,000,000	10,006,372	3.32%	0.69%	N/A	Quarterly
Garrison Special Opportunity Fund, L.P. (1)	7/1/2009	1,804,062	1,970,863	0.65%	1.13%	N/A	(4)
Mast Credit Opportunities I, L.P.	6/1/2010	9,500,000	10,985,530	3.65%	8.17%	N/A	Quarterly
Monarch Debt Recovery Fund, Ltd.	1/1/2012	8,860,225	12,607,536	4.19%	0.97%	N/A	Annually
Moore Macro Managers Fund, Ltd.	4/1/2012	11,500,000	14,446,559	4.80%	0.36%	N/A	Quarterly
Strategic Value Restructuring Fund L.P. (1)	4/1/2009	904,680	353,189	0.12%	1.57%	N/A	(2)
SVRF (Onshore) Holdings LLC (1)	4/1/2009	417,855	104,546	0.03%	0.32%	N/A	(4)
Vicis Capital Fund (1)	4/1/2009	2,130,943	186,719	0.06%	0.12%	N/A	(3)
Strategy Total		82,819,622	111,046,816	36.88%
Hedged Long/Short Equity
OCCO Eastern European Fund	7/1/2012	11,000,000	12,580,324	4.18%	1.90%	N/A	Monthly
SAB Capital Partners, L.P. (1)	4/1/2001	-	2,288	0.00%	0.00%	N/A	(2)
Scopia PX, LLC	9/1/2005	4,000,000	12,285,377	4.08%	0.98%	N/A	Quarterly
Strategy Total		15,000,000	24,867,989	8.26%
Opportunistic Long/Short (Global)
AKO Partners L.P.	10/1/2005	-	12,132,877	4.03%	1.07%	N/A	Quarterly
Amiya Global Emerging Opportunities Fund, Ltd.	1/1/2012	11,441,369	10,547,442	3.50%	1.72%	N/A	Quarterly
Children's Investment Fund, LP	4/1/2013	6,000,000	7,361,400	2.44%	0.58%	N/A	Annually
Egerton Capital Partners, L.P.	10/1/2009	10,000,000	14,548,468	4.82%	2.03%	N/A	Monthly
Indus Asia Pacific Fund, L.P.	3/1/2004	3,859,965	10,135,665	3.36%	1.20%	N/A	Quarterly
Indus Japan Fund, L.P.	3/1/2004	1,000,000	6,341,972	2.11%	1.81%	N/A	Quarterly
Rohatyn Group Global Opportunity Partners, L.P. (1)	4/1/2009	2,873	27,877	0.01%	0.21%	N/A	(2)
Strategy Total		32,304,207	61,095,701	20.27%
Opportunistic (U.S. Only)
Addison Clark Fund, L.P.	4/1/2008	4,016,635	9,960,084	3.31%	1.60%	N/A	Quarterly
Brookside Cayman II, Ltd.	1/1/2012	8,286,396	10,754,909	3.57%	6.52%	N/A	Quarterly
Swiftcurrent Offshore, Ltd.	1/1/2012	6,605,651	12,004,743	3.98%	1.08%	N/A	Quarterly
Swiftcurrent Partners, L.P. (1)	10/1/2000	-	183,085	0.06%	0.03%	N/A	(2)
Valinor Capital Partners Offshore, Ltd.	1/1/2012	7,108,310	15,273,520	5.07%	0.77%	N/A	Quarterly
Valinor Capital Partners, L.P. (1)	7/1/2007	-	234,364	0.08%	0.03%	N/A	(2)
Strategy Total		26,016,992	48,410,705	16.07%

Total Investments in Portfolio Funds		$156,140,821	245,421,211	81.48%
Other Assets, less Liabilities			55,782,847	18.52%
Net Assets			301,204,058	100.00%

The investments in the Portfolio Funds shown above, representing 81.48% of Net Assets, have been fair valued in accordance with procedures established by the Board of Managers.

The registrant's investments on December 31, 2013 are summarized below based on the investment strategy of each specific Portfolio Fund.

Investment Strategy	% Total Investments in Portfolio Funds
Event Driven/Relative Value Funds	45.25%
Hedged Long/Short Equity Funds	10.13%
Opportunistic Long/Short (Global) Funds	24.89%
Opportunistic (U.S. Only) Funds	19.73%
Total	100.00%

*	Non-income producing investments. The registrant's investments in the Portfolio Funds are considered to be illiquid and may be subject to limitations on redemptions, including the assessment of early redemption fees.
**	See definition in Portfolio Valuation note.
***	From most recent investment date.
****	Available frequency of redemptions after initial lock-up period.
N/A	Initial lock-up period has either expired prior to 12/31/2013 or the Portfolio Fund did not have an initial lock-up period. However, specific redemption restrictions may apply.

(1)	Portfolio Fund is held by Excelsior Multi-Strategy 1099 Blocker Fund, LLC, which is wholly owned by the registrant.
(2)	All of the registrant's remaining interest in the Portfolio Fund is held in side pocket accounts and is illiquid.
(3)	The Portfolio Fund is liquidating its assets and is in the process of returning capital to its partners. Due to the liquidation, the Portfolio Fund has suspended redemption rights. The full liquidation is expected to take two years following the date of this report or longer.
(4)	The Portfolio Fund has limited redemption rights by segregating its less liquid assets from the main (liquid) portfolio and created a liquidating vehicle with the intention of liquidating those assets in a reasonable manner.

Change of Investment Adviser

Until December 31, 2013, Bank of America Capital Advisors LLC (“BACA”), an indirect wholly-owned subsidiary of Bank of America and a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), served as investment adviser of the registrant. Effective December 31, 2013, BACA reorganized into its affiliate, Merrill Lynch Alternative Investments LLC (“MLAI” or the “Adviser”) (the “Reorganization”). As the survivor of the Reorganization and the successor of BACA, MLAI assumed all responsibilities for serving as the investment adviser of the registrant under the terms of the investment advisory agreement between BACA and the registrant (the “Advisory Agreement”). The transfer of the Advisory Agreement from BACA to MLAI was approved by the registrant’s Board of Managers (the “Board”) on November 25, 2013. The personnel of MLAI who provide services to the registrant are the same personnel who previously provided such services to the registrant on behalf of BACA. MLAI is registered as an investment adviser under the Advisers Act and is an indirect wholly-owned subsidiary of Bank of America. The Reorganization was intended to facilitate the consolidation of multiple investment advisory entities within Bank of America.

Portfolio Valuation

The net asset value (“NAV”) of the registrant is determined by, or at the direction of, the Adviser as of the close of business at the end of each fiscal period (as defined in the registrant’s Limited Liability Company Agreement), in accordance with the valuation principles set forth below, or as may be determined from time to time, pursuant to valuation procedures established by the registrant’s Board. Pursuant to the valuation procedures, the Board has delegated to the Adviser the general responsibility for valuation of the investments in the Portfolio Funds subject to the oversight of the Board.

The investments in the Portfolio Funds are recorded at fair value, generally at an amount equal to the NAV of the registrant's investments in the Portfolio Funds as determined by each Portfolio Fund's general partner or investment manager. If no such information is available or if such information is deemed to be not reflective of fair value, an estimated fair value is determined in good faith by the Adviser pursuant to the valuation procedures. Generally, the NAVs of investments in the Portfolio Funds are determined whereby the registrant records the investment and subsequent subscriptions at its acquisition cost which represents its fair value. The investment is adjusted to reflect the registrant’s share of net investment income or loss and unrealized and realized gain or loss that reflects the changes in the fair value of the investment for the period. As of December 31, 2013, most of the investments in the Portfolio Funds were fair valued using the NAV of the Portfolio Fund. The amount of investments that were not fair valued using the NAV of the Portfolio Fund as of December 31, 2013 was immaterial with respect to the overall value of the registrant.

The Portfolio Funds generally record their investments at fair value in accordance with accounting principles generally accepted in the United States (“GAAP”) or International Financial Reporting Standards. The Portfolio Funds generally hold positions in readily marketable securities and derivatives that are valued at quoted market values and/or less liquid nonmarketable securities and derivatives that are valued at estimated fair value. Accordingly, valuations do not necessarily represent the amounts that might be realized from sales or other dispositions of investments, nor do they reflect other expenses or fees that might be incurred upon disposition. The mix and concentration of more readily marketable securities and less liquid nonmarketable securities varies across the Portfolio Funds based on various factors, including the nature of their investment strategy and market forces.

Because of the inherent uncertainty of valuation of the investments in the Portfolio Funds, their estimated values may differ significantly from the values that would have been used had a ready market for the Portfolio Funds existed, and the differences could be material. Net change in accumulated unrealized appreciation on investments is net of fees and performance-based compensation paid to the investment managers of the Portfolio Funds.

The Adviser conducts initial and ongoing due diligence monitoring of the registrant’s investments in Portfolio Funds. The due diligence process includes evaluation of the Portfolio Funds’ investment managers’ valuation policies and procedures and assessment of specific valuation matters. In addition to formal annual due diligence reviews of the Portfolio Funds’ investment managers, the Adviser conducts regular discussions with the Portfolio Funds’ investment managers, which may include discussions concerning valuation policy and valuation matters that may impact the Portfolio Funds. The Adviser is responsible for the implementation and maintenance of internal controls and procedures related to the Portfolio Funds’ valuations. The Adviser may rely upon valuations provided by the investment managers of the Portfolio Funds. The Adviser maintains an investment committee that convenes periodically to approve and oversee the application of valuation policies and review various Portfolio Funds’ valuation metrics.

Some of the Portfolio Funds may invest all or a portion of their assets in illiquid securities and may hold a portion or all of these investments independently from the main portfolio. These separate baskets of illiquid securities (“side pockets”) may be subject to additional restrictions on liquidity than the main portfolio of the Portfolio Fund. If the registrant withdraws its interest from such a Portfolio Fund, it may be required to maintain its holding in the side pocket investments for an extended period of time and retain this remaining interest in the Portfolio Fund. In instances where such a Portfolio Fund closes its operations, the registrant may receive an “in-kind” distribution of a side pocket’s holdings in liquidation of its entire interest in the Portfolio Fund. The value of side pockets may fluctuate significantly. As of December 31, 2013, the registrant’s investments in side pockets and Portfolio Funds in liquidation represented 2.70% of the registrant’s Net Assets. Restrictions applicable to individual Portfolio Funds are described in detail on the registrant’s Schedule of Investments. Additionally, the governing documents of the Portfolio Funds generally provide that the Portfolio Funds may suspend, limit or delay the right of their investors, such as the registrant, to withdraw capital.

The registrant uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the registrant has the ability to access at the measurement date;
•	Level 2 – Quoted prices which are not considered to be active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
•	Level 3 – Prices, inputs or modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The preparation of the Consolidated Schedule of Investments in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the Consolidated Schedule of Investments and accompanying notes. Management believes that the estimates utilized in preparing the registrant’s Consolidated Schedule of Investments are reasonable and prudent; however, the actual results could differ from these estimates. The registrant complies with the authoritative guidance under GAAP for estimating the fair value of investments in the Portfolio Funds that have calculated NAV in accordance with the specialized accounting guidance for investment companies. Accordingly, the registrant estimates the fair value of an investment in a Portfolio Fund using the NAV of the investment (or its equivalent) without further adjustment unless the Adviser determines that the NAV is deemed to be not reflective of the fair value.

Investments may be classified as Level 2 when market information (observable NAVs) is available, yet the investment is not traded in an active market and/or the investment is subject to transfer restrictions, or the valuation is adjusted to reflect illiquidity and/or non-transferability. Market information, including observable NAVs, subscription and redemption activity at the underlying Portfolio Fund, and the length of time until the investment will become redeemable is considered when determining the proper categorization of the investment’s fair value measurement within the fair valuation hierarchy. The Portfolio Fund investments that have observable market inputs (published NAVs) and that the registrant has the ability to redeem within three months of the balance sheet date are classified in the fair value hierarchy as Level 2.

The registrant’s investments in the Portfolio Funds that have unobservable inputs and/or from which the registrant does not have the ability to redeem within three months are classified in the fair value hierarchy as Level 3. When observable prices are not available for these securities, the Adviser uses the market approach, as defined in the authoritative guidance on fair value measurements, to evaluate or adjust the fair value of such Level 3 instruments.

The registrant recognizes transfers into and out of the Levels indicated above at the beginning of the reporting period. All transfers into Level 2 and out of Level 3 can be found in the Level 3 roll-forward table.

The following table sets forth information about the level within the fair value hierarchy at which the Portfolio Fund investments are measured at December 31, 2013:

	Level 1	Level 2	Level 3	Total
Event Driven/Relative Value Funds	$-	$79,003,115	$32,043,701	$111,046,816
Hedged Long/Short Equity Funds	-	24,865,701	2,288	24,867,989
Opportunistic Long/Short (Global) Funds	-	53,706,424	7,389,277	61,095,701
Opportunistic (U.S. Only) Funds	-	47,993,256	417,449	48,410,705
Total	$-	$205,568,496	$39,852,715	$245,421,211

The level classifications in the table above are not indicative of the risk associated with the investment in each Portfolio Fund.

The following table includes a roll-forward of the amounts for the period from April 1, 2013 to December 31, 2013 for the investments classified within Level 3. The classification of an investment within Level 3 is based on the significance of the unobservable inputs to the overall fair value measurement.

	Balance as of 3/31/2013	Transfers out of Level 3*	Net realized gain (loss) from Portfolio Fund redemptions	Net change in accumulated unrealized appreciation on investments	Purchases	Sales	Balance as of 12/31/2013
Event Driven/ Relative Value Funds	$53,312,449	$-	$2,289,537	$1,763,646	$-	$(25,321,931)	$32,043,701
Hedged Long/ Short Equity Funds	100,512	-	127,914	(98,224)	-	(127,914)	2,288
Opportunistic Long/Short (Global) Funds	31,970	-	-	1,361,106	6,000,000	(3,799)	7,389,277
Opportunistic (U.S. Only) Funds	21,045,231	(20,632,215)	30,993	4,433	-	(30,993)	417,449
Total	$74,490,162	$(20,632,215)	$2,448,444	$3,030,961	$6,000,000	$(25,484,637)	$39,852,715

*Transfers represent investment in Portfolio Fund that was previously categorized as Level 3 investment for the fiscal year ended March 31, 2013. Reclassification is made as of April 1, 2013 due to a change in the redemption terms of this investment and the registrant’s ability to redeem from this Portfolio Fund within three months of the Balance Sheet date.

The net change in accumulated unrealized appreciation for the period from April 1, 2013 to December 31, 2013, for Level 3 investments held by the registrant as of December 31, 2013, was an increase of $1,885,743 as shown in the table below.

Net Change in Accumulated Unrealized Appreciation
Event Driven/ Relative Value Funds	$618,428
Hedged Long/ Short Equity Funds	(98,224)
Opportunistic Long/Short (Global) Funds	1,361,106
Opportunistic (U.S. Only) Funds	4,433
Total	$1,885,743

The registrant uses authoritative guidance that permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value based on the NAV per share for the investment. In using NAV, certain attributes of the investment that may impact the fair value of the investment are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investees and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments. The registrant is permitted to invest in alternative investments that do not have a readily determinable fair value, and as such, has determined that the NAV, as calculated by the reporting entity, represents the fair value of the investments.  A listing of the investments held by the registrant and their attributes as of December 31, 2013, that may qualify for these valuations are shown in the table below.

Investment Class	Fair Value	Redemption Frequency	Notice Period	Redemption Restrictions and Terms
Event Driven/Relative Value Funds (a)	$111,046,816	Monthly - Annually	45 - 90 Days	0-1 years
Hedged Long/Short Equity Funds (b)	$24,867,989	Monthly - Quarterly	30 - 60 Days	none
Opportunistic Long/Short (Global) Funds (c)	$61,095,701	Monthly - Annually	30 - 92 Days	0-1 years
Opportunistic (U.S. Only) Funds (d)	$48,410,705	Quarterly	45 - 60 Days	none

The information summarized in the preceding table represents the general terms of the specified asset class. Individual Portfolio Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most of the Portfolio Funds have the flexibility, as provided for in the constituent documents, to modify and waive such terms. Additional details on the terms and restrictions for each Portfolio Fund are included on the Consolidated Schedule of Investments included with this report.

The registrant’s investments reflect their estimated fair value, which for marketable securities would generally be the last sales price on the primary exchange for such security, and for the Portfolio Funds would generally be NAV as provided by the Portfolio Fund or its administrator. For each of the classes below, the fair value of the Portfolio Funds has been estimated using NAV of the Portfolio Funds.

a)	Event Driven/Relative Value Funds This class includes the Portfolio Funds that invest using two primary styles: Event-Driven and Relative Value. Event-Driven strategies typically include investments in common and preferred equities and various types of debt (often based on the probability that a particular event will occur). These may include distressed or Special Situations investments (securities of companies that are experiencing difficult business situations). Relative Value strategies may include long and short positions in common and preferred equity, convertible securities, and various forms of senior and junior (typically unsecured) debt. Investments under this style may also include index options, options on futures contracts, and other derivatives.

b)	Hedged Long/Short Equity Funds This class includes the Portfolio Funds that invest primarily in common stocks (short, long and balanced). Management of each Portfolio Fund has the ability to shift investments from value to growth strategies, from small to large capitalization stocks, and from a net long to a net short position. The Portfolio Funds may invest in U.S. and non-U.S. equities and equity-related instruments, short sales, fixed income securities, currencies, futures, forward contracts, swaps, other derivatives and other financial instruments and commodities within the scope of each respective operating agreement.

c)	Opportunistic Long/Short (Global) Funds This class includes the Portfolio Funds that invest in all global markets and across all security types including equities, fixed income, commodities, currencies, futures, and exchange-traded funds. The Portfolio Funds in this class may include global long/ short equity funds, global macro funds, and commodity pools.

d)	Opportunistic (U.S.) Only Funds This class includes the Portfolio Funds that invest in domestic markets and across all security types including equities, fixed income, commodities, currencies, futures, and exchange-traded funds. The Portfolio Funds in this class may include global long/short equity funds, global macro funds, and commodity pools.

As of December 31, 2013, the registrant had investments in 33 Portfolio Funds. The registrant, as an investor in these Portfolio Funds, pays management fees of up to 3.00% (per annum) of the net asset value of its ownership interest in the Portfolio Funds, as well as incentive fees or allocations of up to 25.00% of net profits earned that are allocable to the registrant's ownership interest in such Portfolio Funds. The registrant also generally bears a pro rata share of the other expenses of each Portfolio Fund in which it invests. Total expenses, including incentive fees or allocations, for the fiscal year ended March 31, 2013, ranged from approximately 0.19% to 11.19% of the registrant's average invested capital in the Portfolio Funds. Incentive fees or allocations for the same fiscal year ranged from approximately 0.00% to 5.73% of the registrant's average invested capital in the Portfolio Funds. These ratios may vary over time depending on the allocation of the registrant's assets among the Portfolio Funds and the actual expenses and investment performance of the Portfolio Funds. Although the foregoing ranges of Portfolio Fund expenses are based on audited financial data received from the Portfolio Funds, the ranges were not audited by the registrant's independent registered public accounting firm.

Aggregate purchases and proceeds from redemptions of interests in the Portfolio Funds for the registrant from April 1, 2013 to December 31, 2013 were $9,000,000 and $122,015,851, respectively. There were no unfunded commitments outstanding to the Portfolio Funds at December 31, 2013.

Certain Portfolio Funds’ financial statements excluded details of their investment securities portfolios. As of December 31, 2013, the Adviser was unaware of any significant issuer concentration in the registrant’s Portfolio Funds.

Federal Tax Cost

The cost of Portfolio Funds that are partnerships for federal income tax purposes is adjusted for items of taxable income allocated to the registrant from such Portfolio Funds. The allocated taxable income is reported to the registrant by each such Portfolio Fund on Schedule K-1 or PFIC statement, generally as of December 31 (or in certain cases taxable income is determined using a mark-to-market election). As a result, the aggregate cost of Portfolio Funds as of October 31, as well as the tax composition of net assets for federal income tax purposes, has been estimated by the Adviser using information from the Portfolio Funds and/or other information. The actual tax cost of investments and composition of net assets for federal income tax purposes may be different. The registrant's required distributions and tax liability for the tax year including the period November 1, 2013 through December 31, 2013 will be determined by the net investment income or loss and net realized gain or loss for the tax year ending October 31, 2014.

At October 31, 2013, gross unrealized appreciation and depreciation of investments in the Portfolio Funds held by the registrant based on cost for federal income tax purposes were as follows:

	Attributable to	Attributable to
	investments held	investments held
	directly by the	directly by the
	registrant	Blocker Fund
Cost of Investments in Portfolio Funds	$257,858,401	$10,359,776
Gross Unrealized Appreciation	23,252,319	191,729
Gross Unrealized Depreciation	(1,319,659)	(2,290,453)
Net Unrealized Appreciation/(Depreciation)	$21,932,660	$(2,098,724)

The registrant's cost of investment in the Blocker Fund for federal income tax purposes at October 31, 2013 was $9,046,002. The cost of investments in Portfolio Funds attributable to investments held directly by the registrant shown above excludes the cost of the registrant’s investment in the Blocker Fund.

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Excelsior Multi-Strategy Hedge Fund of Funds, LLC

By (Signature and Title):	/s/ Spencer N. Boggess
Spencer N. Boggess, Principal Executive Officer

Date	March 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Spencer N. Boggess
Spencer N. Boggess, Principal Executive Officer

Date	March 3, 2014

By (Signature and Title):	/s/ Steven L. Suss
Steven L. Suss, Principal Financial Officer

Date	March 3, 2014